Exhibit 99.1

FOR IMMEDIATE RELEASE

Second Sight Appoints John T. Blake Chief Financial Officer

Sylmar, CA – March 22, 2018 – Second Sight Medical Products, Inc. (NASDAQ: EYES) (“Second Sight” or “the Company”), a developer, manufacturer and marketer of implantable visual prosthetics that are intended to create an artificial form of useful vision to blind patients, today announced that John T. Blake has been appointed Chief Financial Officer, effective immediately. Mr. Blake succeeds Thomas Miller, who has served as Chief Financial Officer since 2014. In June 2017, Mr. Miller submitted his resignation to pursue other opportunities but agreed at our request to remain in the position until his successor was named.

“We are delighted to welcome John to the Second Sight team. John’s financial acumen, track record of results and broad life sciences industry experience will support our efforts to grow Second Sight as we build on the momentum generated by the Argus® II Retinal Prosthesis System (Argus II) and as we advance the development of the Orion™ Cortical Visual Prosthesis System (Orion),” said Will McGuire, Second Sight’s President and Chief Executive Officer. “In addition, John’s strengths and capabilities are well-known to me since we worked together at Volcano. It will be a genuine pleasure to work with him again.”

Mr. Blake most recently served as Senior Vice President, Finance of aTyr Pharma, a publicly-traded biotechnology company he joined in March 2015. Prior to aTyr, Mr. Blake was responsible for the global financial planning and analysis function at Volcano Corporation (Volcano), a publicly-traded medical device company, where he successfully executed Volcano’s rapid growth and expansion as Director, Financial Planning and Analysis from March 2010 to March 2015 and as the SEC Reporting Manager from November 2008 through March 2010. Mr. Blake was also previously an auditor in public accounting and an analyst for BD Biosciences. His extensive transactional experience spans multiple public offerings and mergers and acquisitions, including the $1.2 billion sale of Volcano to Royal Philips, NV in February 2015. Mr. Blake is a Certified Public Accountant, holds a Bachelor of Business Administration from National University and is a Beta Gamma Sigma scholar at the Marshall School of Business at the University of Southern California. In addition, Mr. Blake completed the High Potentials Leadership Program at Harvard Business School and Strategic Financial Leadership Program at the Stanford Graduate School of Business.

“John’s appointment is further evidence that the leadership team at Second Sight continues to gain the depth that is critical to achieving the Company’s business objectives and building the commercial efforts for the Argus II and Orion,” said Gregg Williams, Second Sight’s Chairman.

“I am delighted to join Second Sight at this exciting time in its growth, build upon the commercial success to date of the Argus II and advance the development of Orion. I look forward to working with Will and the entire Second Sight team to impact the lives of patients, further accelerate our achievements and drive shareholder value,” said John T. Blake, Chief Financial Officer.

“We sincerely thank Tom for all of his many contributions to Second Sight. He was an integral part of Second Sight’s IPO process and has been a valued member of our management team. We wish him continued best in his future endeavors,” concluded McGuire.

About Second Sight

Second Sight’s mission is to develop, manufacture and market innovative implantable visual prosthetics to enable blind individuals to achieve greater independence. Second Sight has developed, and now manufactures and markets, the Argus® II Retinal Prosthesis System. Development of new hardware and software intended to improve the quality of the vision produced by the Argus system is ongoing. Second Sight is also developing the Orion™ Visual Cortical Prosthesis to restore some vision to individuals who are blind due to many causes other than preventable or treatable conditions. Second Sight’s U.S. Headquarters are in Sylmar, California, and European Headquarters are in Lausanne, Switzerland. For more information, please visit www.secondsight.com.

About the Argus II Retinal Prosthesis System

Second Sight’s Argus II System provides electrical stimulation that bypasses defunct retinal cells and stimulates remaining viable cells inducing visual perception in individuals with severe to profound retinitis pigmentosa (RP). The Argus II works by converting images captured by a miniature video camera mounted on the patient’s glasses into a series of small electrical pulses, which are transmitted wirelessly to an array of electrodes implanted on the surface of the retina. These pulses stimulate the retina’s remaining cells, intending to result in the perception of patterns of light in the brain. The patient must learn to interpret these visual patterns, having the potential to regain some visual function. The Argus II was the first artificial retina to receive widespread commercial approval, and is offered at approved centers in Canada, France, Germany, Italy, Russia, Saudi Arabia, Singapore, South Korea, Spain, Taiwan, Turkey, the United Kingdom, and the United States. Further information on the long-term benefits and risks can be found in the peer reviewed paper at: http://www.sciencedirect.com/science/article/pii/S0161642016305796

About the Orion Visual Cortical Prosthesis System

Like the Argus II, the Orion converts images captured by a miniature video camera mounted on the patient’s glasses into a series of small electrical pulses. The Orion is designed to transmit these electrical pulses wirelessly to an array of electrodes implanted on the surface of the visual cortex, intended to result in the perception of patterns of light. By bypassing the retina and optic nerve and directly stimulating the visual cortex, a cortical prosthesis system has the potential to restore useful vision to many more patients than the Argus II, including patients completely blinded due to many reasons, including glaucoma, diabetic retinopathy, or forms of cancer and trauma. The Company has initiated a feasibility study in the U.S. at two centers: the Ronald Reagan UCLA Medical Center and Baylor College of Medicine in Houston. The first-in-human subject was implanted and activated as part of the first-in-human clinical studies with the Orion in 2018. No clinical data is yet available for the Orion.

Safe Harbor

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange and Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” or “planned,” “seeks,” “may,” “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments that Second Sight expects or anticipates will occur in the future, such as stated objectives or goals, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report, on Form 10-K, filed on March 20, 2018, and our other reports filed from time to time with the Securities and Exchange Commission. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Investor Relations Contacts:

Institutional Investors

In-Site Communications, Inc.

Lisa Wilson, President

T: 212-452-2793

E: lwilson@insitecony.com

or

Individual Investors

MZ North America

Greg Falesnik, Managing Director

T: 949-385-6449

E: greg.falesnik@mzgroup.us

Media Contacts:
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E: Helen@noblesgc.com